UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2019 (August 20, 2019)

Oaktree Strategic Income Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-01013	61-1713295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA		90071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OCSI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2019, Edgar Lee, the Chief Executive Officer and Chief Investment Officer of Oaktree Strategic Income Corporation (the “Company”), informed the Company that he had determined to resign as the Chief Executive Officer and Chief Investment Officer of the Company, in each case effective September 30, 2019, for personal reasons.

On August 22, 2019, the Board of Directors of the Company (the “Board”) appointed Armen Panossian, 42, as the Company’s Chief Executive Officer and Chief Investment Officer, all effective September 30, 2019.

Mr. Panossian is a managing director and Head of Liquid Credit of Oaktree Capital Management, L.P. (“Oaktree”), the Company’s investment adviser, as well as portfolio manager for Oaktree’s U.S. Senior Loan strategy. He also oversees the firm’s Structured Credit, U.S., European and Global High Yield Bond, European Senior Loan, and U.S., Non-U.S. and High Income Convertibles strategies. In January 2014, Mr. Panossian joined the U.S. Senior Loan team to assume co-portfolio management responsibilities and lead the development of Oaktree’s CLO business. Mr. Panossian joined Oaktree in 2007 as a senior member of its Distressed Debt investment team.

On August 22, 2019, the Board appointed Mathew M. Pendo as the Company’s President, effective immediately. Mr. Pendo will continue in his role as the Company’s Chief Operating Officer.

On August 26, 2019, the Company issued a press release announcing the foregoing changes to its management team. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of Oaktree Strategic Income Corporation dated August 26, 2019

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC INCOME CORPORATION

Date: August 26, 2019	By:	/s/ Mathew Pendo
Name: Mathew Pendo
Title: Chief Operating Officer